Exhibit 10.2

Amendment to

Employment Agreement

THIS AMENDMENT to Employment Agreement (this “Amendment”) is made and entered into as of February 19, 2026, by and between Deana La Rosa (the “Executive”) and La Rosa Holdings Corp., a Nevada corporation (the “Company”) and with respect to that certain Employment Agreement dated as of January 31, 2024 between the Executive and the Company (the “Employment Agreement”);

WHEREAS, the Company and Executive desire to amend the terms of the Executive’s employment under the Employment Agreement as and to the extent set forth herein; and

WHEREAS, the Company and Executive consider these amended terms, taken together, to be in the mutual interest of such parties;

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, the parties agree as follows.

1. Base Salary. From and after March 15, 2026, the Executive’s “Salary” under (and as defined in) the Employment Agreement is hereby reduced from $250,000 to $100,000.

2. Non-Competition and Non-Solicitation. In consideration of the foregoing reduction in the Executive’s Salary, the Company and Executive hereby agree that from and after March 15, 2026: (A) Section 6(b) of the Employment Agreement shall have no force or effect for any period following the termination or expiration of the Term (as defined in the Employment Agreement) or the Employment Agreement and (B) for the purposes of Sections 6(c) and 6(d) of the Employment Agreement, the Restricted Period shall be defined as a period of the Executive’s employment with the Company and the period of twelve (12) months after termination or expiration of the Term or the Employment Agreement.

3. No Further Amendments. Except as expressly amended as set forth herein, the Employment Agreement is and shall remain in full force and effect in accordance with its terms.

4. Governing Law, Jurisdiction, and Venue. Section 16 of the Employment Agreement shall apply to this Amendment, mutatis mutandis.

5. Counterparts. This Amendment may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

6. Acknowledgement of Full Understanding. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT SHE HAS FULLY READ, UNDERSTANDS AND VOLUNTARILY ENTERS INTO THIS AMENDMENT. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT SHE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND CONSULT WITH AN ATTORNEY OF HER CHOICE BEFORE SIGNING THIS AMENDMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LA ROSA HOLDINGS CORP.

By:	/s/ Nicholas Adler
Name:	Nicholas Adler
Title:	Chairperson, Compensation Committee of the Board of Directors of La Rosa Holdings Corp.

EXECUTIVE

Signature:	/s/ Deana La Rosa
Print Name:	Deana La Rosa